UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ss.240.14a-12

                                BCB Bancorp, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:


[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:

April 1, 2004


Dear Fellow Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders ("Annual Meeting") of BCB Bancorp, Inc. (the "Company"). The Annual Meeting will be held at Villa Nova, 197 Avenue E, Bayonne, New Jersey 07002, New Jersey, at 10:00 a.m., Eastern Time, on May 11, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that shareholders may have.

The Annual Meeting is being held so that shareholders may vote upon the election of directors and the ratification of the appointment of independent auditors for the year ending December 31, 2004. In addition, shareholders are being asked to vote upon a proposal to postpone or adjourn the Annual Meeting, to solicit additional proxies, if necessary.

PLEASE NOTE THAT YOUR BOARD OF DIRECTORS HAS CHOSEN TO USE A WHITE PROXY CARD AS IT HAS IN THE PAST. SHAREHOLDERS SHOULD BE SURE TO VOTE THE BOARD OF DIRECTORS WHITE PROXY CARD.

The Board of Directors of the Company has determined that approval of the matters to be considered at the Annual Meeting is in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote "FOR" the matters to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own. Please sign and return the enclosed WHITE proxy card promptly. Your cooperation is appreciated, since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.


Sincerely,



/s/ Mark D. Hogan
-------------------
Mark D. Hogan
Chairman of the Board

             If you have questions or need assistance in voting your
                              shares, please call:



                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.


                           17 State Street, 10th Floor
                               New York, NY 10004
                           (800) 334-8612 (TOLL FREE)

                     Banks and Brokerage Firms please call:
                                 (212) 440-9800

                                BCB Bancorp, Inc.
                                104-110 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 823-0700

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 11, 2004

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of BCB Bancorp, Inc., (the "Company") will be held at Villa Nova, 197 Avenue E, Bayonne, New Jersey 07002, on May 11, 2004 at 10:00 a.m., Eastern Time.

     A WHITE Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is being held so that shareholders may vote on the following matters:

     1.   The election of Directors;

     2.   The   ratification  of  the  appointment  of  Radics  &  Co.,  LLC  as independent auditors for the Company for the year ending December 31, 2004;

     3. A proposal to adjourn the Annual Meeting, for the purpose of soliciting additional proxies, if necessary; and

Such other business as may properly come before the BCB Bancorp, Inc. Annual Meeting, or any adjournment or postponement of the meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 30, 2004, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED ANY TIME PRIOR TO THE ANNUAL MEETING. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION, SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.


                                             By Order of the Board of Directors


                                             /s/ Mark D. Hogan
                                            --------------------
                                             Mark D. Hogan
                                             Chairman of the Board

April 1, 2004


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 Proxy Statement

                                BCB Bancorp, Inc.
                                104-110 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 823-0700


                         ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 11, 2004

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of BCB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held at Villa Nova, 197 Avenue E, Bayonne, New Jersey 07002, on May 11, 2004, at 10:00 a.m., Eastern Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about April 1, 2004.

     At the Annual Meeting shareholders will vote on the election of directors of the Company, the ratification of the appointment of Radics & Co., LLC as independent auditors for the Company for the year ending December 31, 2004, a proposal to adjourn the meeting for the purpose of soliciting additional proxies, if necessary, and such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

     On March 5, 2004, Directors Cymbor, Doria, Garelick, Hughes, Maita, McCabe, Poesl and Tagliareni joined with others acting as a group in filing a Beneficial Ownership Report on Schedule 13D ("Schedule 13D") with the Securities and Exchange Commission. The Schedule 13D states that this group, which calls itself the Committee for Sound Corporate Governance (the "Dissident Group"), beneficially owns in the aggregate 431,283 shares based on Amendment No. 1 to the Schedule 13D filed on March 23, 2004. Based upon the number of shares outstanding at the record date the Dissident Group beneficially owns 18.0% of the Company's outstanding common stock. The Schedule 13D states that the Dissident Group intends to propose an alternative slate of directors for election at the Annual Meeting of Shareholders. By letter dated March 8, 2004, Directors Cymbor, Garelick, Poesl and Tagliareni stated that each would decline to stand for re-election to the Board of Directors as nominees of the Board of Directors, claiming that they believed the Board acted arbitrarily regarding its consideration of Board matters relating to strategic alternatives and disagreeing with certain Board actions regarding the classification and composition of the Board. The Board strongly disagrees with the characterizations of its actions contained in the March 8, 2004 letter and believes that the actions undertaken to date by it have been taken after full deliberation and consideration of available information, and that such actions are in the best interests of the Company and its shareholders.

-------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed WHITE proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above, the submission of a later dated proxy or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any shareholder who had returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

     If your common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you wish to change your voting instructions after you have returned your voting instruction to your broker or bank you must contact your broker or bank. If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

-------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the company common stock as of the close of business on March 30, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,394,319 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

     Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership. The Company is not aware of any person or group who beneficially owned in excess of 5% of the common stock on the Record Date, other than the Dissident Group which claims beneficial ownership over 431,283 shares1, or 18.0% of the outstanding shares of common and Kenneth R. Poesl, a member of the Dissident Group, who claims beneficial ownership over 109,143 shares2, or 4.6% of the outstanding shares of common stock.

     In accordance with New Jersey law, a list of shareholders entitled to vote at the Annual Meeting shall be made available at the Annual Meeting.

-------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
--------------------------------------------------------------------------------

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the ten nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under New Jersey law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the ratification of Radics & Co., LLC as independent auditors of the Company and the proposal to adjourn the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of these matters shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked "ABSTAIN."

--------------------------
1 Based upon Amendment No. 1 to Schedule 13D filed with the SEC on March 23, 2004. The business address of the Dissident Group is listed as 25 West 8 Street, Bayonne, New Jersey 07002.
2 Based upon Amendment No. 1 to Schedule 13D filed with the SEC on March 24, 2004. Mr. Poesl's business address is listed as 116 East 22 Street, Bayonne, New Jersey.

     Proxies  solicited  hereby  will  be  returned  to  Georgeson   Shareholder
Communications Inc. for tabulation. The Board of Directors will designate an independent inspector of elections.

     Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the meeting. Stockholders are requested to vote by completing the enclosed WHITE proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS GIVEN ON THE PROXY. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED WHITE PROXIES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS SET FORTH IN THIS PROXY STATEMENT, "FOR" THE RATIFICATION OF RADICS & CO., LLC AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004 AND "FOR" THE PROPOSAL TO ADJOURN THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY.

-------------------------------------------------------------------------------
                            SUMMARY OF RECENT EVENTS
--------------------------------------------------------------------------------

     The BCB Bancorp, Inc. Board of Directors is comprised of 18 persons. Over the latter half of 2003, the Board of Directors became deeply divided over whether to pursue a sale of the Company or to remain independent and continue implementing the Company's business plan. In connection with the Board's review of strategic alternatives, H. Mickey McCabe, a member of the Dissident Group and at the time the Chairman of the Board, requested the Company's financial advisor to conduct an analysis of the market for mergers and acquisitions generally and with respect to a specific potential transaction with another financial institution. This was done at the October 8, 2003 meeting of the Board of Directors. As part of the financial advisor's discussion with the Board, a review of the Company's execution of its business plan and strategic alternatives was also undertaken. After review and discussion, including the fact that Bayonne Community Bank (the "Bank"), the Company's banking subsidiary, was only in operation for three years, a majority of the Board voted not to pursue a sale of the Company or to seek a business combination with the other financial institution, but rather to proceed with the implementation of the Company's business plan. Subsequently, at the November 12, 2003 and November 18, 2003 Board meetings, despite the Board's previous vote directors who are members of the Dissident Group sought to have a third party meet with the Board to discuss the possible sale of the Company to the same financial institution that was the subject of the specific potential transaction that was considered at the October Board meeting. A majority of the Board concluded at the November 12, 2003 meeting, that a meeting of this nature was unnecessary in light of the earlier decision not to proceed with a sale of the Company or to engage in any business combination, including a business combination with the specific institution. Notwithstanding the Board vote on November 12, 2003, Mr. McCabe called an informal meeting of the Board to hear a presentation by this third party regarding a potential sale of the Company. At a special meeting of the Board of Directors held on November 18, 2003, Mr. McCabe resigned as Chairman of the Board and Mark D. Hogan was appointed as Chairman of the Board.

     By letter dated December 9, 2003, Virginia Kemp, a member of the Dissident Group, through her attorney, indicated a desire to propose a "sell the bank" proposal for consideration by shareholders. Since Ms. Kemp is not a member of the Board, there was serious concern among directors that a possible breach of fiduciary duty by certain board members had occurred in that confidential board deliberations were discussed with third parties.

     By letter dated January 15, 2004, the Company received a written proposal by the President and Chief Executive Officer of a financial institution addressed to the Board of Directors proposing a business combination. This was the same financial institution that was the subject of the specific potential transaction considered by the Board of Directors and the Company's financial advisor at the request of Mr. McCabe at the October 8, 2003 meeting of the Board of Directors. The Board of Directors discussed the written proposal at its next regularly scheduled meeting on February 11, 2004, and did not take action on the January 15, 2004 written proposal in light of the Board's prior decision that it was in the best interests of the shareholders to pursue its business plan, and the fact that the proposal by its terms had expired. By letter dated February 12, 2004, the President and Chief Executive Officer of the financial institution reaffirmed the proposal and extended the time period for the Company's response, until the Board had an opportunity to review the proposal. In view of the

Board's prior decision to remain independent, the Company's success in building shareholder value through the execution of its business plan and after discussing the February 12, 2004 correspondence at a February 18, 2004 Board meeting, the Chairman of the Board of the Company responded in writing to the President and Chief Executive Officer of the other financial institution that the Company had determined to remain independent and continue to pursue its business plan.

     Given the size of the Board of Directors and the increasingly unwieldy and contentious nature of the Board deliberations, a decision was made at the February 11, 2004 meeting of the Board of Directors to establish the size of the Board of Directors at 14 directors effective at the Annual Meeting of Shareholders, rather than 18 directors. The nominees consisted of the Board's 10 nominees set forth in these proxy materials plus directors Cymbor, Garelick, Poesl and Tagliareni. At the February 18, 2004 meeting of the Board of Directors, each nominated director confirmed his or her agreement to run as nominees of the Board of Directors. However, by letter dated March 8, 2004, directors Cymbor, Garelick, Poesl and Tagliareni informed the Company that they had decided to decline to stand for re-election as nominees of the Board of Directors. On March 10, 2004, the Dissident Group filed a Schedule 13D announcing the formation of their group. At the Company's Board Meeting on March 10, 2004 the decision was made by board resolution to establish the size of the Board at 10 directors effective at the Annual Meeting.

     Other than discussions with directors who are members of the Dissident Group, and the Dissident Group's request for a shareholders list, there has been no contact with the members of the Dissident Group.

-------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of 18 members. The Board of Directors has determined that the size of the Board shall be 10 persons effective at the Annual Meeting. Each director nominee has agreed to serve until the Company's next annual meeting of shareholders and until his or her respective successors shall have been elected and qualified. Each nominee of the Board of Directors, has consented to being named in this proxy statement.

     The table below sets forth certain information, as of March 30, 2004, regarding the Board's nominees for election to the Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.


                                                                                          Shares
                            Position(s) Held With              Director       Current   Beneficially   Percent of
         Name                  the Company           Age       Since(2)    Term Expires   Owned(1)     Class(1)
         ----                  -----------           ---       --------    ------------   --------     --------

                                DIRECTOR NOMINEES
Robert Ballance                 Director             45          2000          2004      41,630(4)        1.7%
Judith Q. Bielan                Director             39          2000          2004      31,576(5)        1.3
Joseph Brogan                   Director             65          2000          2004      70,845(6)        3.0
James E. Collins         Senior Lending Officer      55          2003          2004      74,351(7)        3.1
                              and Director
Thomas M. Coughlin       Chief Financial Officer     44          2002          2004      67,787(8)        2.8
                              and Director
Mark D. Hogan             Chairman of the Board      38          2000          2004      81,554(9)        3.4
Joseph Lyga                     Director             44          2000          2004      31,420(10)       1.3
Donald Mindiak           President, Chief Executive  45          2000          2004      58,386(11)       2.4
                          Officer and Director
Alexander Pasiechnik            Director             42          2000          2004      33,628(12)       1.4
Dr. August Pellegrini, Jr.      Director             44          2000          2004      39,473(13)       1.6
                                       4

                                                                                            Shares
                            Position(s) Held With              Director       Current   Beneficially   Percent of
         Name                  the Company           Age       Since(2)    Term Expires   Owned(1)     Class(1)
         ----                  -----------           ---       --------    ------------   --------     --------

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Olivia Klim                Executive Vice President  58          N/A           N/A         8,531(14)         *
Amer Saleem                         Vice President   49          N/A           N/A         1,171(15)         *
All directors and executive
    officers as a group                N/A          N/A          N/A           N/A       964,592        40.3 %
    (20 persons)(3)

------------------------
* Less than 1%.
(1) Includes shares underlying options that are exercisable within 60 days from the record date.
(2)  Includes service as a director of Bayonne Community Bank.
(3) Includes eight current directors who have either stated that they will not stand for re-election or were not re-nominated to the Company's Board of Directors and are part of the Dissident Group. These directors have an aggregate beneficial ownership of 424,240 shares, or 17.7% of outstanding shares. Based upon the preliminary proxy materials filed on March 26, 2004, the following shares are beneficially owned by directors of the Company who have not been re-nominated as directors or who have declined to be re-nominated as directors. Donald S. Cymbor, Sr., owns 77,799 shares of common stock, which includes 16,335 shares held by his son. Robert G. Doria owns 25,695 shares of common stock, which includes 333 shares owned by the accounting firm by which Mr. Doria is employed, 6,049 shares held jointly with his spouse, and 1,809 shares owned by or for the benefit of his spouse and children. Phyllis Wasserman Garelick owns 41,884 shares of common stock, which includes 32,186 shares held by Ms. Garelick and her spouse jointly, and 9,698 shares held by Ms. Garelick individually. John J. Hughes owns 14,281 shares of common stock, which includes 303 shares owned by his spouse. Gary R. Maita owns 60,994 shares of common stock, which includes 9,143 shares owned by his spouse and children, and 655 shares owned by a company controlled by Dr. Maita. H. Mickey McCabe owns 68,591 shares of common stock, which includes 49,610 shares held by Mr. McCabe and his spouse jointly, and 5,989 owned by his spouse. Kenneth R. Poesl owns 109,143 shares of common stock, which includes 999 shares owned by companies of which Mr. Poesl is the sole owner, and 1,597 shares owned by his spouse and children. Joseph Tagliareni owns 25,853 shares of common stock, which includes 666 shares owned by a company of which Mr. Tagliareni is the sole owner, 7,018 shares held jointly by Mr. Tagliareni and his spouse and 666 shares owned by his children.
(4) Mr. Ballance has sole voting and dispositive power over 34,127 shares, shared voting and dispositive power over 5,905 shares with his spouse and shared voting and dispositive power over 1,598 shares with his children.
(5) Ms. Bielan has sole voting and dispositive power over 6,764 shares, shared voting and dispositive power over 23,602 shares with her spouse and shared voting and dispositive power over 1,210 shares with his children.
(6) Mr. Brogan has sole voting and dispositive power over 14,911 shares, shared voting and dispositive power over 3,630 shares with his spouse and shared voting and dispositive power over 52,304 shares with his grandchildren.
(7) Mr. Collins has sole voting and dispositive power over 46,072 shares, shared voting and dispositive power over 26,076 shares with his spouse and shared voting and dispositive power over 2,203 shares with his children.
(8)  Mr. Coughlin has sole voting and dispositive power over 67,787 shares.
(9) Mr. Hogan has sole voting and dispositive power over 11,889 shares, shared voting and dispositive power over 68,393 shares with his spouse and shared voting and dispositive power over 1,272 shares with his children.
(10) Mr. Lyga has sole voting and dispositive power over 24,462 shares, shared voting and dispositive power over 6,383 shares with his spouse and shared voting and dispositive power over 575 shares with his child.
(11) Mr. Mindiak has sole voting and dispositive power over 57,387 shares and shared voting and dispositive power over 999 shares with his child.
(12) Mr. Pasiechnik has sole voting and dispositive power over 33,628 shares.
(13) Dr. Pellegrini has sole voting and dispositive power over 39,473 shares.
(14) Ms. Klim has sole voting and dispositive power over 4,840 shares and shared voting and dispositive power over 3,691 shares with her spouse.
(15) Mr. Saleem has sole voting and dispositive power over 566 shares and shared voting and dispositive power over 605 shares with his spouse.
N/A  Not applicable.

     Assuming the Director Nominees are elected to their positions at the Annual Meeting, they will serve until the Company's next annual meeting of stockholders and until their respective successors shall have been elected and qualified.

Biographical Information Regarding Directors and Executive Officers

     Set forth below is biographical information regarding directors and executive officers of the Company. Unless otherwise noted each director has held the indicated position for at least five years.

Directors

     Robert Ballance, 45, is a Captain with the Bayonne Fire Department and the owner of Bob's Carpet located in Bayonne. Mr. Ballance is a director of the Bayonne Fire Exempt Association; a member of the Bayonne Elks B.P.O.E.; and has served as the Treasurer of Bayonne Fire Department Local #11. Mr. Ballance attended Saint Vincent DePaul Grammar School and Marist High School in Bayonne.

   Judith Q. Bielan, Esq., 39, is an attorney who has practiced law for fourteen years. Ms. Bielan currently owns her own law firm, Bielan, Siminski & Associates, P.C., which she formed in 1996. Ms. Bielan was a partner with Cavanaugh and Bielan, P.C. from 1993 to 1996, and associated with the firm of Schumann, Hanlon, O'Connor and McCrossin from 1989 to 1993. She is a member of the New York and New Jersey State Bars as well as the Treasurer for the Hudson County Bar Association. Ms. Bielan serves on the Hudson County Bar Association's Family Law Committee and is a member of the Hudson County Inns of Court. Ms. Bielan is a Board member of Women Rising and serves on the Advisory Board for Holy Family Academy. Ms. Bielan is a lifetime resident of Bayonne having attended Saint Mary's, Our Lady Star of the Sea Elementary School and Holy Family Academy. In addition, she holds degrees from Montclair State College and Seton Hall Law School.

     Joseph Brogan, 65, has forty years of experience in the insurance industry and is the founder of Brogan Insurance located in Bayonne. Mr. Brogan is the former head of the State Farm Agents Association and is a current member of the Knights of Columbus and the Fraternal Order of Elks. Mr. Brogan attended Saint Aloysius Grammar School, in Jersey City, and Seton Hall Preparatory School, has received a B.S. from Saint Peter's College and attended graduate school at Fordham and Jersey City State College.

     James E. Collins, 55, is Senior Lending Officer of Bayonne Community Bank (the "Bank"), and has worked in the banking industry since 1972. He is the former Vice President of Lending at First Savings Bank of New Jersey and served as that bank's Community Reinvestment Officer and as a member of the Budget, Asset and Liability, Asset Classification and Loan Committees. In addition, Mr. Collins has served 8 as Treasurer of the Bayonne Chamber of Commerce, as the past President of Ireland's 32 and as citywide director for Bayonne's C.Y.O. Sports Programs. Currently, Mr. Collins serves as a Director for Windmill Alliance, Inc. Mr. Collins attended St. Mary's, Our Lady Star of the Sea
Elementary School and Marist High School, received a B.S. from St. Peter's College and attended graduate school at the Institute for Financial Education. Mr. Collins is a certified Real Estate Appraiser and a member of the Review Appraisers Association.

     Thomas M. Coughlin, 44, is Chief Operating Officer and Chief Financial Officer of the Bank, and has been employed in the banking industry for nineteen years. Mr. Coughlin was formerly Vice President of Chatham Savings Bank and, prior to that, Controller and Corporate Secretary of the First Savings Bank of New Jersey. While at First Savings Bank of New Jersey, Mr. Coughlin served in various capacities on several executive managerial committees, including, but not limited to, the Budget, Asset/Liability and Loan Review Committees. Mr. Coughlin, who received his CPA designation in 1982, is the past President of the American Heart Association and has served as Trustee of D.A.R.E. and the Bayonne P.A.L. Mr. Coughlin attended Saint Vincent DePaul Grammar School and Bayonne High School, and received a B.S. degree from Saint Peter's College.

     Donald S. Cymbor, 60, has been the owner and manager of Bayonne Memorial Home since 1973 and the owner and director of William Kohoot Funeral Home since 1989. Mr. Cymbor is the past President of the New Jersey State Funeral Directors Association, the Hudson County Funeral Directors Association and the Bayonne Rotary Club. In addition, Mr. Cymbor is Treasurer and a member of the Board of Directors of the Bayonne Economic Development Corporation and Treasurer of the County Corkmans Association. Mr. Cymbor attended Queen of Peace High School and graduated from the American Academy - McAllister Institute of Funeral Service. Mr. Cymbor has stated that he will not stand for reelection to the Company's Board of Directors.

     Robert G. Doria, C.P.A., 52, is a partner in the firm of Donohue, Gironda & Doria, Certified Public Accountants. Mr. Doria is a member of the American Institute of Certified Public Accountants, past President and Director of the Hudson County Chapter of Certified Public Accountants and a member of the New York and New Jersey Societies of Certified Public Accountants. Additionally, he has lectured and published in the area of electronic data processing auditing and taught financial accounting and auditing as an adjunct professor at Kean College and New Jersey City University. Mr. Doria is a Certified Tax Assessor having been appointed by the Governor of New Jersey to serve as a commissioner and is currently the President of the Hudson County Board of Taxation. Mr. Doria has also been involved in the following professional and community activities:
President of the Bayonne Chamber of Commerce since 1994; Chairman of the Bayonne Urban Enterprise Zone Corporation; past President of Bayonne Economic Development Corporation; former Chairman of the City Improvement Committee; and former member of the Hudson County Private Industry Council (PIC); former Trustee of Hudson County Community College, Chairman of the Finance Committee and member of the Board of School Estimates; past President of the Bayonne

Chapter of UNICO National; charter member of the 200 Club of Hudson County; and charter member of the Order of the Sons of Italy - Rev. Dominick Delmonte Lodge. Mr. Doria attended Our Lady of Assumption Grammar School and, Marist High School, and received a B.A. degree from Saint Peter's College. Mr. Doria was not re-nominated to the Company's Board of Directors.

     Phyllis Wasserman Garelick, 61, currently retired, was the former supervisor of Guidance Services for the Elizabeth Board of Education and had thirty-three years of experience in education. Mrs. Garelick is the past President of the Bayonne Jewish Community Center and a member of ORT, Temple Beth Am and numerous other organizations in addition to the Simpson-Baber Foundation for the Autistic, the Bayonne Hospital Foundation, and the National Council of Christians and Jews. Mrs. Garelick is Vice President of the Bayonne Board of Education and a member of the Board of School Estimate. Mrs. Garelick attended P.S. #3 and Bayonne High School, and holds B.A. and M.A. degrees from Jersey City State College. Mrs. Garelick has stated that she will not stand for reelection to the Company's Board of Directors.

     Mark D. Hogan, C.P.A., 38, is a sole practitioner with an office located in Bayonne. In addition, Mr. Hogan is a registered representative providing financial planning for his clientele. Mr. Hogan has achieved the following licenses and designations: NASD Series 7, 24 and 63, New Jersey Life and Health Insurance broker, New Jersey Property and Casualty Insurance broker. Prior to his C.P.A. practice, Mr. Hogan co-founded The Corner Office, a retail office supply dealer, located in Bayonne, where he held the position of President and Chief Executive Officer. Mr. Hogan attended Saint Peter's Preparatory School and received a B.S. degree from Pace University. He is a member of the New Jersey Society of Certified Public Accountants. Mr. Hogan serves as the Chairman of the Board of Directors of the Company.

     John J.  Hughes,  58,  is  engaged  in the  practice  of law with  Hughes &
Finnerty,  P.C.  He  has  been  in  private  practice  in  Bayonne  since  1974.
Previously, he served as an Assistant Prosecutor with the Hudson County Prosecutor's Office. Mr. Hughes is a former Council President of the Bayonne Council, Boy Scouts of America, and serves as Council Commissioner for the Northern New Jersey Council, Boy Scouts of America. He is a former member of the St. Vincent's Parish Council and presently serves as a member of the Parish Finance Committee. He is a Trustee of the Bayonne Scout Endowment and a member of the Knights of Columbus, Our Lady Star of the Sea, Council 371. Mr. Hughes attended St. Henry's Grammar School and St. Peter's Prep. He received a B.A.
degree from the University of Notre Dame and his J.D. from Seton Hall University. Mr. Hughes was not re-nominated to the Company's Board of Directors.

     Joseph Lyga, 44, has served on the Bayonne Fire Department for eighteen years, having achieved the rank of Fire Captain. In addition, Mr. Lyga has been a self-employed contractor for the last eighteen years. Mr. Lyga has served as President and Secretary/State Delegate of the Bayonne Fire Department Local #211 and has served as President, Vice President, Secretary and Treasurer of the Bayonne Fire Department Local #11. Mr. Lyga is also a member of the Sicilian Citizens Club and the Friends of Nick Capodice. Mr. Lyga attended Saint Mary's, Our Lady Star of the Sea Elementary School, Marist High School and Jersey City State College.

     Dr. Gary Maita, 47, a general dentist, is a partner in the South Hudson Dental Group. Dr. Maita was formerly a Trustee of the Bayonne Board of Education and has, since 1997, held the position of President of the Bayonne Board of Education. Dr. Maita is the Vice President of the Bayonne Scout Endowment, past President of the Bayonne Rotary Club, and a member of the Bayonne Chapter of UNICO National. Dr. Maita attended Our Lady of Assumption Grammar School and Marist High School, and received his B.A. degree from Richard Stockton State College, and D.D.M. from New Jersey Dental School. Dr. Maita was not re-nominated to the Company's Board of Directors.

     H. Mickey McCabe, 57, is Founder and President of McCabe Ambulance Service and McCabe Institute of Emergency Preparedness, both located in Bayonne. Mr. McCabe is the past President of the Bayonne Uptown Merchants Association; the past Vice President of the Bayonne Chamber of Commerce; the current President of Bayonne Economic Development Corp.; a founding member of the Bayonne Saint Patrick's Parade Committee; Founder and past Chairman of the Bayonne Neighborhood Watch; Founder and past President of the Bayonne Chapter of the American Heart Association; Founder and Chairman of the Bayonne Police Bulletproof Vest Fund; Treasurer of the Bayonne Police D.A.R.E. Program; President of the Medical Transportation Association of New Jersey; and Vice Chairman of the New Jersey State EMS Council. Mr. McCabe attended Horace Mann Grammar School and Bayonne High School, and received a B.S. degree from Saint Peter's College. Mr. McCabe was not re-nominated to the Company's Board of Directors.

     Donald Mindiak, 45, has been employed in the banking industry for over twenty-five years and has been President and Chief Executive Officer of the Bank since October 1999. Most recently he was employed by Summit Bank as a Manager of Strategic Planning and Support. Prior to his employment at Summit Bank, Mr. Mindiak was employed at First Savings Bank of New Jersey in Bayonne. During his tenure at First Savings Bank of New Jersey, he served as Treasurer and prior to that position as Controller of the bank. Mr. Mindiak served as an active member of the Asset/Liability, Budget, Investment and Rate Setting Committees while at First Savings Bank of New Jersey and was the former Chairman of the Asset Classification Committee. Mr. Mindiak has been a member of several trade organizations including: the Community Bankers Association, the Hudson County Savings League, the New Jersey Savings League and America's Community Bankers. In addition, Mr. Mindiak serves as the Treasurer of the Bayonne Medical Center Foundation Board. Mr. Mindiak received a B.A. degree from Rutgers, Newark College of Arts and Sciences and an M.B.A. degree from Fairleigh Dickinson University.

     Alexander Pasiechnik, 42, is President and Chief Executive Officer of Victoria T.V. Sales and Appliances. Mr. Pasiechnik was born in Bayonne and attended Saint Mary's, Our Lady Star of the Sea Elementary School, Marist High School, and Saint Peter's College.

     Dr. August Pellegrini, Jr., 44, has practiced general dentistry in Bayonne for eighteen years and is currently the Vice President of the New Jersey Dental Association. Dr. Pellegrini is a past President of the Hudson County Dental Society and currently sits on the Board of Trustees of the New Jersey Dental Association where he represents Hudson County. Dr. Pellegrini is also a Hudson County delegate to the New Jersey Dental Association House of Delegates, and is a past member of the Board of Trustees of the New Jersey Foundation of Dentistry for Persons with Disabilities. Dr. Pellegrini is a faculty member at UMDNJ, New Jersey Dental School, in the Department of General and Hospital Dentistry. Dr. Pellegrini is also a member of the Knights of Columbus. Dr. Pellegrini attended Horace Mann Grammar School, Marist High School, Rutgers College and Temple University School of Dentistry.

     Kenneth R. Poesl, 53, is the president and owner of Ken's Marine Service, an environmental remediation company founded in 1977. Mr. Poesl is a member of various trade associations, including the Spill Control Association of America, Maritime Association of the Port of NY/NJ, and the International Tank Terminal Association. Mr. Poesl is a member of the United States Coast Guard Area Planning Committee for the Port of New York, and has designed and implemented a pollution prevention strategy for various Environmentally Sensitive Areas in the Port of New York. Mr. Poesl has served on the executive board of the Boy Scouts of America Hudson Liberty Council; the Board of Trustees for the Bayonne Healthcare Foundation; and is a council member of the Grace Lutheran Church, Bayonne, New Jersey. He is also a trustee of the Bayonne Scout Endowment. Mr. Poesl attended Mary Jane Donohue Grammar School, Bayonne High School and the Seaman's Institute, Manhattan, and holds a Masters Captain's License. Mr. Poesl has stated that he will not stand for reelection to the Company's Board of Directors.

     Joseph Tagliareni, 49, is the President and Chief Executive Officer of J & J Printing, located in Bayonne, and has over twenty-nine years of printing experience. Mr. Tagliareni is a member of many civic organizations including: the Bayonne Chapter of UNICO National, the Knights of Columbus, New Era Civic Club, the United Christians and Jews Association, the Bayonne Chamber of Commerce, the Hometown Fair Committee, and the Chandelier Golf Committee. Mr. Tagliareni is the Treasurer and a board member of the Bayonne Family YMCA and serves on the school board of Saint Mary's, Our Lady Star of the Sea Elementary School. Mr. Tagliareni is a committeeman for the First Ward in Bayonne. Mr. Tagliareni attended Lincoln School and Bayonne High School. Mr. Tagliareni has stated that he will not stand for reelection to the Company's Board of Directors.

Executive Officers who are not Directors

     The following is biographical information regarding executive officers of the Company or the Bank who are not also directors. Unless otherwise noted each officer has held the indicated position for at least five years.

     Olivia M. Klim, 58, has been has been employed in the banking industry for over 37 years and is currently Executive Vice President of Business Development of the Bank. Prior to joining the Bank in October 2000 Mrs. Klim was employed by First Savings Bank of New Jersey, a division of Richmond County Financial as a Business Development Officer responsible for the business development and operational functions at the Bank's offices in Bayonne, New Jersey. Prior to her employment at First Savings, Mrs. Klim was employed at First Fidelity Bank as a Branch Administrator. Mrs. Klim is a Commissioner of the Bayonne Municipal Utilities authority, and serves in various capacities for the local Chapter of the Deborah Foundation, the College Opportunity Program, the American Institute of Banking for Women, and the Bayonne Bullet Proof Vest Funding Campaign. Further, Mrs. Klim serves on the Loan Review Committee for the Bayonne Economic Development Corporation. Mrs. Klim is a graduate of the Bayonne School system and attended St. Peter's College, and the Cohen & Brown School for Sales & Investments.

     Amer Saleem, 49, is a Vice President of Commercial Lending of Bayonne Community Bank. Prior to joining the Bank in 2002, Mr. Saleem was an Assistant Vice President of Commercial Lending of 1st Constitution Bank, Cranbury, New Jersey. Mr. Saleem holds a B.A. degree in Economics, Diploma in Accounting from City of London Polytechnic, London, England and an M.B.A. degree in Finance from Long Island University, New York. Mr. Saleem has nineteen years of banking experience, specializing in Commercial Lending. Mr. Saleem is a member of the Officers' Lending Committee.

Board Independence

     The Board has determined that, except as to Messrs. Coughlin, Collins and Mindiak, each member of the Board is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Messrs. Collins, Coughlin and Mindiak are not considered independent because they are executive officers of the Company.

Meetings and Committees of the Board of Directors

     The Company became the parent holding company of the Bank on May 1, 2003. The Company's Board of Directors meets on a monthly basis and may hold additional special meetings. During the year ended December 31, 2003, our board of directors held five regular meetings and three special meetings, and no director attended fewer than 75% of such meetings. The Bank's Committees include an Asset/Liability Management Committee, a Loan Committee, an Investment Committee and a Budget Committee.

     In 2003 the Company's Audit Committee consisted of Directors Pellegrini, Doria, McCabe, Bielan and Cymbor, all of whom are nonemployee directors. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company's Audit Committee met five times during the year ended December 31, 2003.

     Until his resignation in February 2004, Mr. Doria was a member of the Audit Committee and was designated as the Audit Committee's financial expert pursuant to guidelines specified in the Sarbanes-Oxley Act. (For a discussion of his qualification, please refer to the section titled Biographical Information Regarding Directors and Executive Officers beginning on page 5). Following Mr. Doria's resignation, the Audit Committee designated Director Hogan as the Audit Committee's financial expert pursuant to guidelines specified in the Sarbanes-Oxley Act. Mr. Hogan is a certified public accountant and financial planner. In March 2004 the Audit Committee membership was established with directors Hogan, Bielan, Brogan and Pellegrini.

The Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee, which was established in March 2004, consists of Directors Ballance, Lyga and Pellegrini. Each member of the Nominating and Corporate Governance Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Committee, which is attached hereto as Appendix A. The full Board of Directors, acting as a nominating committee, met one time during 2003.

The functions of the Nominating and Corporate Governance Committee include the following:

o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

o    to  review  and  monitor   compliance  with  the   requirements  for  board
     independence;

o to review the committee structure and make recommendations to the Board regarding committee membership;

o to develop and recommend to the Board for its approval corporate governance guidelines; and

o to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

     The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

o has had experiences and achievements that have given them the ability to exercise and develop good business judgment;

o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings

o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

o is involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

     The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Rules of the NASD, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Shareholders

     The Board has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating and Corporate Governance Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of candidates for Director by writing to our Corporate Secretary, at 104-110 Avenue C, Bayonne, New Jersey 07002. The Chairman of the Board must receive a submission not less than 90 days prior to the date of the Company's proxy materials for the preceding year's annual meeting. If the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, the stockholder's suggestion must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The submission must include the following information:

o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

o    a statement of the candidate's business and educational experience;

o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

o a statement detailing any relationship between the candidate and the Company;

o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

     The Company has no written procedural or informational requirements for the presentation of a stockholder nomination at the Annual Meeting of Stockholders. It is expected that any person making a shareholder nomination at the Annual Meeting will provide the information set forth above regarding themselves and the proposed nominee.

Stockholder Communications with the Board

     A stockholder of the Company who wants to communicate with the Board or with any individual Director can write to the President and Chief Executive Officer of the Company, 104-110 Avenue C, Bayonne, New Jersey 07002, Attention:
Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

o forward the communication to the Director or Directors to whom it is addressed;

o attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At  each  Board  meeting,   management  shall  present  a  summary  of  all
communications received since the last meeting that were not forwarded and makes those communications available to the Directors.

Code of Ethics

     The Company has adopted a code of ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Audit Committee

     In 2003 the Audit Committee consisted of directors Bielan, Cymbor, Doria, McCabe and Pellegrini. Mr. Doria resigned from the Audit Committee in February 2004 and the Audit Committee was reconstituted in March 2004 to consist of Directors Hogan, Bielan, Brogan and Pellegrini. Each current member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The duties and responsibilities of the Audit Committee include, among other things:

o retaining, overseeing and evaluating a firm of independent certified public accountants to audit the annual financial statements;

o in consultation with the independent auditors and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

o    approving the scope of the audit in advance;

o reviewing the financial statements and the audit report with management and the independent auditors;

o considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

o reviewing earnings and financial releases and quarterly reports filed with the SEC;

o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

o    approving  all  engagements  for  audit  and  non-audit   services  by  the
     independent auditors; and

o    reviewing the adequacy of the audit committee charter.

     The Audit Committee met five times during 2003. The Audit Committee reports to the Board on its activities and findings. The Board of Directors believes that Mr. Hogan qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the SEC.

Audit Committee Report

     In accordance with SEC regulations, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee.

     As part of its ongoing activities, the Audit Committee has:

o Reviewed and discussed with management the Company's audited consolidated financial statements for the year ended December 31, 2003;

o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              The Audit Committee:
                            Mark D. Hogan, (Chairman)
                                Judith Q. Bielan
                                  Joseph Brogan
                           Dr. August Pellegrini, Jr.

     The Audit Committee has approved a list of procedures for the engagement of outside auditors to perform non-audit tasks. The following services cannot be provided by the auditor: financial information systems design and implementation; internal audit outsourcing; appraisal or valuation services, fairness opinions, and contribution in kind reports; management functions or human resources; bookkeeping; broker or dealer or investment banking services; legal services unrelated to the audit; actuarial services; and services determined by the Audit Committee to be impermissible. All permissible non-audit services must be pre-approved by the Audit Committee. The authority to approve audit and non-audit services may be delegated by the committee to one or more of its members, provided that any delegated approvals must be reported to the full Audit Committee and all approvals of non-audit services will be disclosed in the Company's periodic reports.

     The Company's Audit Committee charter is attached hereto as Appendix B.

Director Compensation

     During the year ended December 31, 2003, the Company paid no board fees but the Bank's Board of Directors received fees totaling $214,900. Each non-employee director received $15,350 in director's fees during 2003. Directors Coughlin, Mindiak and Collins, as members of executive management, do not receive directors' fees.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act. Prior to completion of Bayonne Community Bank's holding company formation, executive officers and directors of the Company and beneficial owners of greater than 10% of the Company Common Stock ("10% beneficial owners") filed reports with the FDIC disclosing beneficial ownership and changes in beneficial ownership of Company Common Stock. Upon completion of the holding company formation executive officers, directors and 10% beneficial owners were required to file beneficial ownership reports with the SEC. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Each of the Company's directors and executive officers failed to file Forms 4 to report the grant of options in July 2003. Such option grants were included in the Beneficial Ownership forms filed on Form 5 for directors and executive officers of the Bank who became directors or executive officers of the Company. Mr. Hogan failed to file a Form 4 to report the purchase of 300 shares on June 25, 2003. Mr. Hogan subsequently reported this transaction on his Form 5. Directors Hughes and Collins, who were not directors of the Bank, failed to file their Forms 3 timely. They have subsequently filed their Forms 3. Executive Compensation

     Summary Compensation Table. The following table provides information about the compensation paid for the years ended December 31, 2003, December 31, 2002, and December 31, 2001 to our Chief Executive Officer, and other officer's total annual salary and bonus for the year ended December 31, 2003 totaled $100,000 or more (the "Named Officers").

                                                                                   Long-Term
                                        Annual Compensation (1)                   Compensation
                                                                                     Awards
         Name and            Year                             Other Annual    Restricted            ARSAll Other
---------------------------  Ended     Salary                 Compensation      Stock      Options/S Compensation
    Principal Position        12/31      ($)(1)    Bonus ($)     ($)(2)       Awards ($)     (#)          ($)

Donald Mindiak                 2003    $  125,000  $  62,500  $         --   $       --     11,663   $         --
  President, Chief             2002        92,500     40,000            --           --     12,100             --
  Executive Officer and        2001        85,000     25,000            --           --         --             --
  Director

James E. Collins               2003    $   92,500  $  46,250  $         --   $       --     12,561   $         --
  Senior Lending Officer       2002        72,500     25,000            --           --     12,100             --
                               2001        65,000     10,000            --           --         --             --

Thomas M. Coughlin             2003    $   92,500  $  46,250  $         --   $       --     12,130   $         --
  Chief Financial Officer      2002        72,500     25,000            --           --     12,100             --
  and Chief Operating          2001        65,000     10,000            --           --         --             --
  Officer

Olivia Klim                    2003    $   92,500  $  46,250  $         --   $       --         --   $         --
  Executive Vice President     2002        72,500     25,000            --           --     12,100             --
  - Business Development       2001        65,000     10,000            --           --         --             --

Amer Saleem                    2003    $   77,500  $  38,750  $         --   $       --        410   $         --
  Vice President -             2002        70,000      5,000            --           --      1,210             --
  Commercial Lending           2001            --         --            --           --         --             --

----------------------
(1) Includes amounts deferred at the election of the executive under the Company's 401(k) plan.
(2) Does not include perquisites and personal benefits, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported.

     Compensation Committee Interlocks and Insider Participation. During the fiscal year ended December 31, 2003, the Compensation Committee, which consisted of Robert Ballance, Joseph Brogan, Phyllis Garelick, Mark D. Hogan, Joseph Lyga and Alexander Pasiechnik, met to review the performance of the executive officers and determine compensation programs and adjustments. Messrs. Mindiak and Coughlin do not participate in the Board of Director's determination of their respective compensation as executive officers.

     Report of the Compensation Committee on Executive Compensation. The Compensation Committee evaluates the performance of the Chief Executive Officer and other executive officers, and reviews and approves increases to base compensation as well as the level of bonus, if any, to be awarded. The Compensation Committee also approves any perquisites payable to such officers. In addition, the Compensation Committee determines the budget for salaries for other executive officers, and reviews the report of the Chief Executive Officer regarding the allocation of compensation of such other officers. In determining whether the base salary of the Chief Executive Officer and other executive officers should be increased, the budget for other executive officers and whether to approve the Chief Executive Officer's allocation of such amounts, the Compensation Committee takes into account individual performance and information regarding compensation paid to executives performing similar duties for financial institutions in the Company's market area. The Compensation Committee uses a peer comparison employing at least two published compensation surveys in determining the salary and benefits of the Chief Executive Officer.

     While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, it weighs a variety of different factors in its deliberations. Factors considered by the Committee in fiscal 2003 included operating performance, general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and nonquantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of each of the Company's executive officers. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, as well as the lack of inflation generally, and the range of compensation paid to officers of peer institutions.

     This  report  has  been  provided  by the  Compensation  Committee:  Robert
Ballance, Joseph Brogan, Phyllis Garelick, Mark D. Hogan, Joseph Lyga and Alexander Pasiechnik.

Evaluation of disclosure controls and procedures

     The Company has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the "Evaluation Date"). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Related Party Transactions

     The Bank leases its 40th Street branch office from a limited liability company owned by all Directors other than Mr. Mindiak and Mr. Hughes. Based upon a market rental value appraisal obtained prior to entering into the lease agreement, the Company believes that the terms and conditions of the lease are comparable to terms that would have been available from a third party that was unaffiliated with the Bank. During 2003 total lease payments of $117,540 were made to the limited liability company. Payments under the lease currently total $9,270 per month. The Company paid approximately $89,900 for printing services provided by a company of which Director Tagliareni is the president. No determination was made as to whether the payments to Director Tagliareni's company were on terms comparable to those available from an unaffiliated third party. John J. Hughes is a principal in the law firm of Hughes and Finnerty, P.C., which performed legal services for the Bank in 2003 and received aggregate fees of $10,655 therefor. In addition, Mr. Hughes received legal fees totaling $143,775 paid by borrowers in connection with loan transactions in which Mr. Hughes represented the Bank.

     Other than as described in the preceding paragraph, no Directors, executive officers or immediate family members of such individuals have engaged in transactions with the Company involving more than $60,000 (other than through a loan) during the preceding year. In addition, no Directors, executive officers or immediate family members of such individuals were involved in loans from the Company involving more than $60,000 which were not made in the ordinary course of business and on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectability or present other unfavorable features.

     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act regulations.

Benefit Plans

     2003 Stock Option Plan. During the year ended December 31, 2003, the Company adopted, and the stockholders approved, the 2003 Stock Option Plan. The 2003 Stock Option Plan provided for the grant of options to purchase 229,702 shares of common stock, adjusted for a stock dividend paid on November 17, 2003. Pursuant to the 2003 Stock Option Plan, options to purchase shares of Common Stock were each granted to each director at an exercise price of $14.59 per share, the fair market value of the underlying shares on the date of the award

(as adjusted for the stock dividend). The term of the options is ten years from the date of grant, and the number of shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company. The stock options granted vested 20% upon grant and at the annual rate of 20% per year thereafter. To the extent described below, the awards include an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in control of the Company, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights have been granted to employees only. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has delivered. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

     Set forth below are the option grants to directors and exercise price of such grants during the year ended December 31, 2003.

        Director's Name                     Option Awards       Exercise Price
-------------------------------------------------------------------------------
        Robert Ballance                          10,783              $14.59
        Judith Q. Bielan                         10,205              $14.59
        Joseph Brogan                            13,995              $14.59
        James E. Collins                         12,561              $14.59
        Thomas M. Coughlin                       12,130              $14.59
        Donald S. Cymbor                         11,911              $14.59
        Robert G. Doria                           9,914              $14.59
        Phyllis Garelick                         10,810              $14.59
        Mark D. Hogan                            12,933              $14.59
        John J. Hughes                            9,390              $14.59
        Joseph Lyga                              10,221              $14.59
        Dr. Gary Maita                           11,943              $14.59
        H. Mickey McCabe                         12,311              $14.59
        Donald Mindiak                           11,663              $14.59
        Alexander Pasiechnik                     10,329              $14.59
        Dr. August Pellegrini, Jr.               10,669              $14.59
        Kenneth Poesl                            15,058              $14.59
        Joseph Tagliareni                         9,909              $14.59

        Total                                   206,735              $14.59

     2002 Stock Option Plan. During the year ended December 31, 2002, the Company adopted, and the stockholders approved, the 2002 Stock Option Plan. The 2002 Stock Option Plan provided for the grant of options to purchase 154,865 shares of common stock, adjusted for stock dividends. Pursuant to the 2002 Stock Option Plan, options to purchase 5,531 shares of Common Stock were granted to each non-employee director at an exercise price of $8.26 per share, the fair market value of the underlying shares on the date of the award, adjusted for stock dividends. The term of the options is ten years from the date of grant, and the number of shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company. The stock options granted vest at the rate of 20% per year. To the extent described below, the awards include an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in control of the Company, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights have been granted to employees only. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has delivered. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

     Set forth in the table that follows is information relating to options granted under the 2003 Stock Option Plan and 2002 Stock Option Plan to the Named Officers during the fiscal year ended December 31, 2003.

======================================================================================================================
                        OPTION GRANTS IN LAST FISCAL YEAR
======================================================================================================================
                                Individual Grants
----------------------------------------------------------------------------------------------------------------------
           Name             Options Granted   Percent of Total   Exercise or   Expiration   Grant Date Present Value
                                              Options Granted
                                              to Employees in    Base Price
                                  (1)             FY 2003          ($)(1)         Date               ($)(2)
----------------------------------------------------------------------------------------------------------------------
Donald Mindiak                   11,663             31.7%          $14.59      8/13/2013            $113,364
----------------------------------------------------------------------------------------------------------------------
James E. Collins                 12,561             34.2%          $14.59      8/13/2013            $122,093
----------------------------------------------------------------------------------------------------------------------
Thomas M. Coughlin               12,130             33.0%          $14.59      8/13/2013            $117,904
----------------------------------------------------------------------------------------------------------------------
Olivia Klim                       --                --               $--          --                  --
----------------------------------------------------------------------------------------------------------------------
Amer Saleem                          410             1.1%          $15.91      10/31/2013           $ 4,276
======================================================================================================================

-----------------------------
(1) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.
(2) Based on a grant date present value of $9.72 per share for Messrs. Mindiak, Collins and Coughlin and $10.43 for Mr. Saleem derived using the Black-Scholes option pricing model with the following assumptions: volatility of 56.2%; risk free rate of return of 4.05%; dividend yield of 0.0%; and a seven year option life.

     Set forth below is certain information concerning options outstanding to the Named Officers at December 31, 2003, and the options exercised by the Named Officers during 2003.

======================================================================================================================
                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                       Shares Acquired   Value Realized ($)     Number of Unexercised        Value of Unexercised
                                                                                            In-The-Money Options at
                        Upon Exercise                            Options at year-End             Year-End (1)
--------------------- ------------------ ------------------- ---------------------------- ----------------------------
                                                              Exercisable/Unexercisable    Exercisable/Unexercisable
                                                                         (#)                          ($)
--------------------- ------------------ ------------------- ---------------------------- ----------------------------
Donald Mindiak               --                 --                  7,172/16,591               $83,782/$168,895
--------------------- ------------------ ------------------- ---------------------------- ----------------------------
James E. Collins             --                 --                  7,352/17,309               $85,116/$174,215
--------------------- ------------------ ------------------- ---------------------------- ----------------------------
Thomas M. Coughlin           --                 --                  7,266/16,964               $84,478/$171,659
--------------------- ------------------ ------------------- ---------------------------- ----------------------------
Olivia Klim                  --                 --                   4,840/7,260                $66,502/$99,752
--------------------- ------------------ ------------------- ---------------------------- ----------------------------
Amer Saleem                  --                 --                    566/1,054                 $7,149/$11,973
===================== ================== =================== ============================ ============================

-------------------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2003, at which date the last trade price of the Common Stock as stated on the Electronic Bulletin Board was $22.00 per share.

Compensation Plans

     Set forth below is information as of December 31, 2003 regarding equity compensation plans that have been approved by stockholders. The Company has no equity based benefit plans that were not approved by stockholders.


====================================================================================================================
Plan                                Number of securities to be     Weighted average        Number of securities
                                      issued upon exercise of
                                      outstanding options and   ----------------------   remaining available for
                                              rights              exercise price(2)        issuance under plan
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
by stockholders.................             361,600(1)         $      11.90                      22,967 (3)
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders........                  --                           --                     --
--------------------------------------------------------------------------------------------------------------------
      Total.....................             361,600            $      11.90                      22,967
====================================================================================================================

-------------------
(1) Consists of options to purchase (i) 154,865 shares of common stock under the 2002 Stock Option Plan and (ii) 206,735 shares of common stock under the 2003 Stock Option Plan.
(2) The weighted average exercise price reflects the exercise price of $14.59 per share for options granted under the 2003 Stock Option Plan and $8.30 per share for options under the 2002 Stock Option Plan.
(3) Consists of options to purchase 22,967 shares under the 2003 Stock Option Plan.

-------------------------------------------------------------------------------
                               MARKET INFORMATION
--------------------------------------------------------------------------------

     The Company's Common Stock is traded on the Over the Counter Electronic Bulletin Board. Bid and ask quotes may be displayed on the Electronic Bulletin Board. Even if brokerage firms make a market in our stock, however, an active and liquid market almost certainly will not develop for some period of time, if at all. No market maker has an obligation to make a market for the Company's Common Stock, and should they begin to do so, they could discontinue making a market at any time. As of March 30, 2004, BCB Bancorp, Inc. had approximately 1,700 stockholders of record.

Stock Performance Graph

     Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the Common Stock for the period beginning with the closing sales price on May 1, 2003 through December 31, 2003, (b) the cumulative total return on all publicly traded commercial bank stocks over such period, and
(c) the cumulative total return of Nasdaq Market Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.





     [OBJECT OMITTED]


      Index                                          Period Ending 12/31/03
--------------------------------------------------------------------------------
      BCB Bancorp, Inc.                             100.00               153.67
      Commercial Bank Index                         100.00               129.93
      Nasdaq Market Index                           100.00               137.49


-------------------------------------------------------------------------------
                                 DIVIDEND POLICY
--------------------------------------------------------------------------------

     The Company currently has no intention of paying cash dividends in the foreseeable future, and may not be permitted to do so by state and Federal regulations and regulatory policy. Payment of cash dividends is conditioned on earnings, financial condition, cash needs, the discretion of the Board of Directors and compliance with state corporate law requirements. Under New Jersey law, the Company is not permitted to declare dividends on its common stock if, after payment of the dividend, the Company would be unable to pay its debts as they become due in the usual course of business, or if its total assets would be less than its total liabilities.

--------------------------------------------------------------------------------
      PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Company's independent auditors for the year ended December 31, 2003 were Radics & Co., LLC ("Radics"). The Audit Committee of the Board of Directors has approved the engagement of Radics to be the Company's auditors for the year ending December 31, 2004, subject to the ratification of the engagement by the Company's stockholders at this Annual Meeting. Representatives of Radics are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Radics is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of the independent auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Radics, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Fees Paid to Radics

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Radics during 2003 and 2002:

     Audit Fees. The aggregate fees billed to the Company by Radics for professional services rendered by Radics for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by Radics in connection with statutory and regulatory filings and engagements was $28,750 and $16,700 during the fiscal years ended December 31, 2003 and 2002, respectively.

     Audit Related Fees. The aggregate fees billed to the Company by Radics for assurance and related services rendered by Radics that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "--Audit Fees," above, was $600 and $1,450 during the fiscal years ended December 31, 2003 and 2002, respectively. These services included a review of the Bank's Form 10-KSB filing for the year ended December 31, 2002 and review of information related to the common stock offering by the Bank in 2002.

     Tax Fees. The aggregate fees billed to the Company by Radics for professional services rendered by Radics for tax compliance, tax advice and tax planning was $3,000 and $2,500 during the fiscal years ended December 31, 2003 and 2002, respectively. These services include but are not limited to the calculation of and preparation of all pertinent federal and state tax forms relative to the Company and its subsidiaries, and the maintenance of all applicable schedules and workpapers relative to same.

     All Other Fees. There were no fees billed to the Company by Radics that are not described above during the fiscal years ended December 31, 2003 and 2002, respectively.

     The Audit Committee has considered whether the provision of non-audit services, which relate primarily to costs incurred with the Company's second-step stock offering and management consulting services rendered, is compatible with maintaining Radics' independence. The Audit Committee concluded that performing such services does not affect Radics' independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

Required Vote and Recommendation of the Board of Directors

     In order to ratify the selection of Radics as independent auditors for the 2004 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          THE RATIFICATION OF RADICS & CO., LLC AS INDEPENDENT AUDITORS

-------------------------------------------------------------------------------
                PROPOSAL III - ADJOURNMENT OF THE ANNUAL MEETING
--------------------------------------------------------------------------------

     In the event that there are not sufficient votes to constitute a quorum or approve the adoption of the proposals at the time of the Annual Meeting, the proposals may not be approved unless the Annual Meeting is adjourned to a later date or dates in order to permit further solicitation of proxies. In order to allow proxies that have been received by the Company at the time of the Annual Meeting to be voted for an adjournment, if necessary, the Company has submitted the question of adjournment to its stockholders as a separate matter for their consideration. The Annual Meeting may be postponed or adjourned for the purpose of soliciting additional proxies. The board of directors of the Company recommends that its stockholders vote FOR the adjournment proposal. If it is necessary to adjourn the Annual Meeting, no notice of the adjourned Annual Meeting is required to be given to stockholders (unless a new record date is fixed), other than an announcement at the Annual Meeting of the hour, date and place to which the Annual Meeting is adjourned.

-------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------
     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, 104-110 Avenue C, Bayonne, New Jersey 07002, no later than December 3, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any other matter should properly come before the Annual Meeting, the Proxy Committee of the Board of Directors will have authority to vote its proxies in its discretion with respect to any matter as to which the Board of Directors is not notified at least five business days before the date of the proxy statement.

--------------------------------------------------------------------------------
                       MISCELLANEOUS/FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company common stock. The Company has engaged Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies. Georgeson Shareholder Communications Inc. will receive up to $45,000 for its services, not including reimbursement for expenses incurred on behalf of the Company. Total expenditures to date have been approximately $25,000. The entire expense of the solicitation is expected to be $150,000. It is expected that Georgeson Shareholder Communications Inc. will use up to 35 employees for this solicitation. In addition to solicitations by Georgeson Shareholder Communications Inc. and by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A FORM 10-K CONTAINING FINANCIAL STATEMENTS AT AND FOR THE YEAR ENDED DECEMBER 31, 2003 IS BEING FURNISHED TO SHAREHOLDERS. THIS DOCUMENT CONSTITUTES THE COMPANY'S ANNUAL DISCLOSURE STATEMENT. COPIES OF ALL OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE AT THE COMMISSION'S WEB SITE (www.sec.gov), AND ARE AVAILABLE WITHOUT CHARGE BY WRITING TO BCB BANCORP, INC. AT 104-110 AVENUE C, BAYONNE, NEW JERSEY 07002, ATTENTION:
CORPORATE SECRETARY.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Mark D. Hogan
                                              -----------------------------
                                              Mark D. Hogan
                                              Chairman of the Board
Bayonne, New Jersey
April 1, 2004


                             YOUR VOTE IS IMPORTANT


1. Please discard any Green card you may receive. We urge and encourage you to sign, date and return the WHITE proxy card in the return postage-paid envelope.

2. Remember - only your latest dated proxy will determine how your shares are to be voted at the meeting.

3. If any of the shares are held in the name of a bank, broker or other nominee, please contact the party responsible for you account and direct them to vote your shares FOR your Company's nominees on the WHITE proxy card.

4. For assistance in voting your shares or for further information, please contact our proxy solicitor at (800) 334-8612 (Toll Free).
                                       22

                                   APPENDIX A

                                BCB BANCORP, INC.
              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

                                                                     APPENDIX A


                                BCB Bancorp, Inc.


              Nominating and Corporate Governance Committee Charter


     The nominating and corporate governance committee of the board of directors of BCB Bancorp, Inc. shall consist of a minimum of three directors, as determined by the board. Members of the committee shall be appointed and may be removed by the board of directors. All members of the committee shall be independent directors. As a nominating committee the members choose to satisfy the Nasdaq Stock Market listing standards for independence.

     The purpose of the committee shall be to assist the board in identifying qualified individuals to become board members, in determining the size and composition of the board of directors and its committees, in monitoring a process to assess board effectiveness and in developing and implementing the company's corporate governance guidelines.

     In furtherance of this purpose, the committee shall have the following authority and responsibilities:

1. To lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareowner approval at the Annual Meeting. The committee may establish criteria for service as a director. The committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareowners. In addition, the committee shall adopt procedures for the submission of recommendations by stockholders as it deems appropriate. The committee shall conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates.

2. To review and monitor the Board's compliance with Nasdaq Stock market listing standards for independence.

3. To make recommendations to the board regarding the size and composition of the board and develop and recommend to the board criteria (such as independence, experience relevant to the needs of the company, leadership qualities, diversity, stock ownership) for the selection of individuals to be considered for election or re-election to the board.

4. To review the board of directors' committee structure and to recommend to the board for its approval directors to serve as members of each committee, or a process for such selection. The committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

5. To develop and recommend to the board of directors for its approval a set of corporate governance guidelines. The committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

6. To develop and recommend to the board of directors for its approval an annual self-evaluation process of the board and its committees. The committee shall oversee the annual self-evaluations.

7. To develop and recommend to the Board continuing education guidelines for directors.

8.   To review on an annual basis director compensation and benefits.

     The   committee   shall  have  the   authority   to  delegate  any  of  its
responsibilities to subcommittees as the committee may deem appropriate in its sole discretion.

     The committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

     The committee shall report its actions and recommendations to the board after each committee meeting and shall conduct and present to the board an annual performance evaluation of the committee. The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

                                   APPENDIX B

                                BCB BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

                             AUDIT COMMITTEE CHARTER

The board of directors of BCB Bancorp, Inc. has created a committee of directors known as the AUDIT COMMITTEE, with the authority, responsibility and specific duties are described below. This charter governs the operations of the AUDIT COMMITTEE.

COMPOSITION

The AUDIT COMMITTEE shall be comprised of at least three directors each of whom are independent of management and operating executives. Members of the AUDIT COMMITTEE shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company or its subsidiaries. The members of the AUDIT COMMITTEE must also meet the independence requirements of the Nasdaq National Market. All AUDIT COMMITTEE members shall be financially literate, and at least one member shall be an "audit committee financial expert" as defined by Securities and Exchange Commission regulations. The board shall annually appoint the members for the AUDIT COMMITTEE. One of the members shall be appointed committee chairman by the board of directors.

AUTHORITY

The AUDIT COMMITTEE may be requested by the board of directors to investigate any activity of the institution, and all employees are directed to cooperate as requested by members of the committee. The AUDIT COMMITTEE is empowered to retain persons having special competence as necessary to assist the committee in fulfilling its responsibility.

RESPONSIBILITY

The primary responsibility of the AUDIT COMMITTEE is to oversee the Company's financial reporting process on behalf of the board of directors and report the results of their activities to the board. While the AUDIT COMMITTEE has the responsibilities and powers set forth in its Charter, it is not the duty of the AUDIT COMMITTEE to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

Consistent with their fiduciary duty, the AUDIT COMMITTEE is to serve as a focal point for communication between noncommittee directors, the independent auditors, the internal audit and compliance function, and management as their duties relate to financial accounting, reporting, controls and regulatory compliance. The AUDIT COMMITTEE is to assist the board of directors in fulfilling its fiduciary responsibilities as to accounting policies, reporting practices and the sufficiency of auditing relative thereto and regulatory compliance. It is to be the board's principal agent in ensuring the independence of the institution's independent accountants, internal audit: function, the integrity of management, and the adequacy of disclosures to stockholders.

MEETINGS

The AUDIT COMMITTEE is to meet as least four times per year, and as many more times as that committee deems necessary to fulfill its duties.

ATTENDANCE

At least a majority of the members of the AUDIT COMMITTEE are to be present at all meetings. As necessary or desirable, the chairman may request that members of management, the Internal Auditor, Compliance Officer, Security Officer and representatives of the independent auditors be present at meetings of the committee.

 MINUTES

Minutes of each meeting are to be prepared and sent to committee members and the directors who are not members of the committee.

 DUTIES AND RESPONSIBILITIES

The AUDIT COMMITTEE, in carrying out its responsibilities, believes its polices and procedures should remain flexible, in order to best react to changing conditions and circumstances. The AUDIT COMMITTEE should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

        The AUDIT COMMITTEE is to:

1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2. Advise the Board with respect to the Company's policies and procedures regarding compliance with Company's Code of Conduct and report any violations of the Code to the Board.

3. Evaluate the institution's compliance with and effectiveness of the Bank's administrative and operating policies and procedures, and accounting internal control system, by review of written reports from the internal and external auditors and monitor management's response and actions to correct any noted deficiencies;

4. Evaluate the institution's compliance with federal and state laws and regulations (safety and soundness and compliance) and any agreements with the regulators by review of the compliance officer's reports, examination reports and other correspondence from the regulatory authorities and management's response to these reports;

5. Evaluate the institution's compliance with board established lending policies and underwriting standards for loans by review of an internal audit report generated at least annually, which reviews a sample of loans originated or purchased during a period, affiliated person loans, and loans in excess of a certain dollar amount; determined by the Audit Committee.

6. Review all regulatory examination reports submitted to the Bank and management's response to them;

7.   Review all significant accounting changes; and

8. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

9. Review the annual audited financial statements with management and the independent accountants, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal
     controls  that  could   significantly   affect  the   Company's   financial
     statements.

10. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

11. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, and annual report on Form 10-K. Unless already provided to the full Board of Directors, the AUDIT COMMITTEE shall be furnished with copies of earnings releases and formal earnings guidance provided to financial analysts and rating agencies prior to dissemination.

12. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

13. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in executive sessions.

14. Review and approve the audit plan of the internal auditors, including the extent to which the planned audit scope relates to identifying weaknesses in internal controls and review of the institution's EDP procedures and controls.

15. Review the significant reports to management prepared by the internal auditing department and management's responses.

16. Review the appointment and replacement of the senior internal auditing executive.

17. Meet with the independent auditor prior to the start of the annual external audit to review the proposed audit scope, planning and staffing.

18. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

19. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

     (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     (b)  Any changes required in the planned scope of the internal audit.

20. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the AUDIT COMMITTEE, recommend that the Board take appropriate action to insure the independence of the auditor.

21. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995, regarding required disclosures of corporate fraud to management, the AUDIT COMMITTEE and the Board of Directors, has not been implicated.

22. Be directly responsible for the appointment, retention and termination of the independent auditor, which firm is ultimately accountable to the AUDIT COMMITTEE and the Board. Annually, evaluate the performance of the independent auditor and, if so determined by the AUDIT COMMITTEE, recommend that the Board replace the independent auditor.

23. Approve the fees to be paid to the independent auditor and pre-approve all audit and non-audit services provided by the independent auditors. It shall not engage the independent auditors to perform specific non-audit services proscribed by law and regulation.

24. Establish hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and Nasdaq listing standards.

25. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

26. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

27. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

At least annually, the AUDIT COMMITTEE shall obtain and review a report by the independent auditors describing:

     o    The firm's internal quality control procedures.

     o Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues.

     o All relationships between the independent auditor and the Company (to assess the auditor's independence).

While the AUDIT COMMITTEE has the responsibilities and powers set forth in this Charter, it is not the duty of the AUDIT COMMITTEE to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the AUDIT COMMITTEE to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                   APPENDIX C

                             PARTICIPANT INFORMATION

                                                                     APPENDIX C


     The following table sets forth the names, principal business occupations, business addresses of those individuals deemed to be participants in this proxy solicitation under the federal securities laws (the "Participants"). The number of shares of common stock of BCB Bancorp, Inc. (the "Company") beneficially owned, directly or indirectly, as of March 1, 2004 is included under "Proposal I
- Election of Directors" of the Company's Proxy Statement. None of the Participants owns any securities of record but not beneficially.


Name                                     Business Address                       Principal Occupation
----------------------------------------------------------------------------------------------------
Robert Ballance                          25 West 18th Street                    Carpet Retailer
                                         Bayonne, NJ  07002                     Bob's Carpet

Judith Q. Bielan                         420 Broadway                           Attorney
                                         Bayonne, NJ  07002                     Bielan, Siminski & Associates, P.C.

Joseph Brogan                            599 Broadway                           Insurance Salesman/Owner
                                         Bayonne, NJ  07002                     Brogan Insurance

James E. Collins                         104-110 Avenue C                       Chief Lending Officer and Director,
                                         Bayonne, NJ  07002                     BCB Bancorp, Inc.

Thomas M. Coughlin                       104-110 Avenue C                       Chief Financial Officer and
                                         Bayonne, NJ  07002                     Director, BCB Bancorp, Inc.

Mark D. Hogan                            9 West 8th Street                      Certified Public Accountant;
                                         Bayonne, NJ  07002                     Chairman of the Board of Directors,
                                                                                BCB Bancorp, Inc.

Joseph Lyga                              78 West 14th Street                    Fireman
                                         Bayonne, NJ  07002

Donald Mindiak                           104-110 Avenue C                       President and Director, BCB Bancorp,
                                         Bayonne, NJ  07002                     Inc.

Alexander Pasiechnik                     395 Broadway                           Appliance Retailer
                                         Bayonne, NJ  07002

Dr. August Pellegrini, Jr.               942 Avenue C                           Dentist
                                         Bayonne, NJ  07002

     Except as described below and other than stock options granted to each of the individuals above, no Participant is or was within past year, a party to a contract, arrangement or understanding with any person with respect to any securities of the Company. None of the Participants own any securities of any parent or subsidiary of the Company.

     No Participant has any arrangement or understanding with any person: (i) with respect to any future employment by the Company or its affiliates; (ii) with respect to any future transactions to which the Company or any of its affiliates may be a party.

     The following table sets forth all purchases of the Company's common stock by the Participants since March 1, 2002. There were no sales of common stock since March 1, 2002.


Name                              Date of Purchase             Number of Shares             Price of Shares
------------------------------------------------------------------------------------------------------------
Robert Ballance                   July 9, 2002                       9,562                       $10.00

                                  March 23, 2004                     2,212                      $  8.26
                                  March 23, 2004                     2,156                       $14.59

Judith Q. Bielan                  July 9, 2002                       8,466                       $10.00
                                  March 22, 2004                     2,212                      $  8.26
                                  March 22, 2004                     2,041                       $14.59

Joseph Brogan                     July 9, 2002                      15,000                       $10.00
                                  March 22, 2004                     2,212                      $  8.26
                                  March 22, 2004                     2,799                       $14.59

James E. Collins                  July 9, 2002                      20,450                       $10.00
                                  March 4, 2004                      4,840                      $  8.26
                                  March 4, 2004                      2,512                       $14.59

Thomas M. Coughlin                May 29, 2002                         250                       $10.00
                                  July 9, 2002                      10,600                       $10.00
                                  December 13, 2002                    162                       $13.50
                                  December 23, 2002                    300                       $13.50
                                  March 23, 2004                     4,840                      $  8.26
                                  March 23, 2004                     2,426                       $14.59

Mark D. Hogan                     July 9, 2002                      20,500                       $10.00
                                  December 27, 2002                    200                       $16.50
                                  June 25, 2003                        300                       $14.40
                                  March 9, 2004                      2,212                      $  8.26
                                  March 9, 2004                      2,586                       $14.59

Joseph Lyga                       July 9, 2002                       7,300                       $10.00
                                  March 23, 2004                     2,212                      $  8.26
                                  March 23, 2004                     2,044                       $14.59

Donald Mindiak                    July 9, 2002                      25,000                       $10.00
                                  March 23, 2004                     4,840                      $  8.26
                                  March 23, 2004                     2,332                       $14.59

Alexander Pasiechnik              July 9, 2002                       5,000                       $10.00
                                  March 23, 2004                     2,212                      $  8.26
                                  March 23, 2004                     2,065                       $14.59

Dr. August D. Pellegrini, Jr.     July 9, 2002                      10,000                       $10.00
                                  March 20, 2004                     2,212                      $  8.26
                                  March 20, 2004                     2,133                       $14.59

                                WHITE PROXY CARD

                                 REVOCABLE PROXY

                                BCB BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 11, 2004

     The undersigned hereby appoints Mark D. Hogan, Judith Q. Bielan and Joseph Brogan with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of BCB Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held at Villa Nova, 197 Avenue E, Bayonne, New Jersey 07002 on May 11, 2004, at 10:00 a.m. Eastern Time. Mark D. Hogan, Judith Q. Bielan and Joseph Brogan are authorized to cast all votes to which the undersigned is entitled as follows:
                                                               Vote
                                                     FOR     WITHHELD    ABSTAIN
1.       The election as directors of all
         nominees listed below                       [  ]      [  ]       [  ]
         (except as marked to the contrary below).

         Robert Ballance
         Judith Q. Bielan
         Joseph Brogan
         James E. Collins
         Thomas M. Coughlin
         Mark D. Hogan
         Joseph Lyga
         Donald Mindiak
         Alexander Pasiechnik
         Dr. August Pellegrini, Jr.

         INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

         ======================================
                                                      FOR   AGAINST    ABSTAIN
2.       The ratification of the appointment of       [  ]    [  ]       [  ]
         Radics & Co., LLC as independent auditors for the Company for the year ending December 31, 2004.


3.       The adjournment of the Annual Meeting        FOR   AGAINST    ABSTAIN
         for the purpose of soliciting                [  ]    [  ]       [  ]
         additional proxies, if necessary.



The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED ON THIS PROXY. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, MARK D. HOGAN, JUDITH Q. BIELAN AND JOSEPH BROGAN WILL HAVE THE AUTHORITY TO VOTE IN THEIR DISCRETION WITH RESPECT TO ANY MATTER AS TO WHICH THE BOARD OF DIRECTORS IS NOT NOTIFIED AT LEAST FIVE BUSINESS DAYS BEFORE THE DATE OF THIS PROXY STATEMENT.

     The Annual Meeting may be postponed or adjourned for the purpose of soliciting additional proxies.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of the Annual Meeting and a Proxy Statement dated April 1, 2004 and the Annual Report on Form 10-K with audited financial statements.


                                        [  ]  Check Box if You Plan
Dated: _________________________              to Attend Annual Meeting


-------------------------------               ----------------------------------
PRINT NAME OF SHAREHOLDER                     PRINT NAME OF SHAREHOLDER


-------------------------------               ----------------------------------
SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.




           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.